Celanese Corporation
December 2010
EXHIBIT 99.1

Forward-Looking Statements
This presentation may contain “forward-looking statements,” which include information concerning the company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “outlook,” “forecast,”
“estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements.
All forward-looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the results expressed or implied in the forward-looking statements contained in this presentation. These risks and uncertainties include, among other things: changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate; the length and depth of business cycles, particularly in the automotive, electrical, electronics and construction industries; changes in the price and availability of raw materials; the ability to pass increases in raw material prices on to customers or otherwise improve margins through price increases; the ability to maintain plant utilization rates and to implement planned capacity additions and expansions; the ability to improve productivity by implementing technological improvements to existing plants; increased price competition and the introduction of competing products by other companies; market acceptance of our technology; the ability to obtain governmental approvals and to construct facilities on terms and schedules acceptable to the company; changes in the degree of intellectual property and other legal protection afforded to our products; compliance costs and potential disruption of production due to accidents or other unforeseen events or delays in construction or operation of facilities; potential liability for remedial actions and increased costs under existing or future environmental regulations, including those relating to climate change; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies of governments or other governmental activities in the countries in which we operate; changes in currency exchange rates and interest rates; and various other factors discussed from time to time in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it is made, and the company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date on which it is made or to reflect the occurrence of anticipated or unanticipated events or circumstances.
Results Unaudited
The results in this presentation, together with the adjustments made to present the results on a comparable basis, have not been audited and are based on internal financial data furnished to management. Quarterly and LTM results should not be taken as an indication of the results of operations to be reported for any subsequent period or for the full fiscal year.
Use of Non-U.S. GAAP Financial Information
This presentation includes the following non-U.S. GAAP financial measures: operating EBITDA, proportional EBITDA, and adjusted earnings per share. These measurements are not recognized in accordance with U.S. GAAP and should not be viewed as an alternative to U.S. GAAP measures of performance. The most directly comparable financial measure presented in accordance with U.S. GAAP in our consolidated financial statements for operating EBITDA is net income; for proportional share EBITDA is equity in net earnings of affiliates; for net debt or proportional share net debt is total debt; and for adjusted earnings per share is earnings per common share-diluted. Reconciliations of these
non-U.S. GAAP financial measures are included in the Appendix.
Operating EBITDA, a measure used by management to measure performance, is defined by the company as net earnings plus loss from discontinued operations, interest expense, taxes, and depreciation and amortization, and further adjusted for Other Charges and Adjustments as described in Slide 31. We may provide guidance on operating
EBITDA and are unable to reconcile forecasted operating EBITDA to a U.S. GAAP financial measure because a forecast of Other Charges and Adjustments is not practical.
Proportional EBITDA of Affiliates is defined by the company as proportional operating profit plus the proportional depreciation and amortization of its equity investments.
Adjusted earnings per share is defined by the company as net earnings (loss) available to common shareholders plus preferred dividends, adjusted for Other Charges and
Adjustments as described in Slide 31, and divided by the number of basic common shares, diluted preferred shares, and options valued using the treasury method. We may provide guidance on an adjusted earnings per share basis and are unable to reconcile forecasted adjusted earnings per share to a U.S. GAAP financial measure without unreasonable effort because a forecast of Other Items is not practical. Note: The tax rate used for adjusted earnings per share approximates the midpoint in a range of forecasted tax rates for the year, excluding changes in uncertain tax positions, discrete items and other material items adjusted out of our U.S. GAAP earnings for adjusted earnings per share purposes, and changes in management's assessments regarding the ability to realize deferred tax assets. We analyze this rate quarterly and adjust if there is a material change in the range of forecasted tax rates; an updated forecast would not necessarily result in a change to our tax rate used for adjusted earnings per share. The adjusted tax rate is an estimate and may differ significantly from the tax rate used for U.S. GAAP reporting in any given reporting period. It is not practical to reconcile our prospective adjusted tax rate to the actual U.S. GAAP tax rate in any future period.

Celanese technology-focused portfolio -
building on a track record of execution
and value creation
Celanese
($ in millions)
LTM 9/30/2010 Revenue: $5,799
LTM 9/30/2010 Operating EBITDA: $1,088
Revenue: $1,074
Operating EBITDA: $356
Revenue: $1,074
Operating EBITDA: $363
Revenue: $1,016
Operating EBITDA: $103
Revenue: $2,633
Operating EBITDA: $395
Consumer Specialties
Advanced Engineered
Materials
Industrial Specialties
Acetyl Intermediates
Note: Celanese total includes Other Activities’ revenue and operating EBITDA of $2 million and ($129) million, respectively; $403 million of intersegment sales are excluded
 Adjusted to reflect the change in accounting method for Ibn Sina
Significant value
opportunity for
investors
Strong earnings growth
Leading portfolio with
strategic affiliates

Celanese

($ in millions)
2001*
2009**
2013 EBITDA

Today’s Celanese:
A Technology and Specialty Materials Company
“Undifferentiated
Era”
“Hybrid
 Transition”
“Technology &
Specialty
Materials Era”
Advantaged Intermediates
Specialty Materials
Commodity
Celanese Portfolio Transformation
Operating EBITDA Shift Towards Specialty Materials
500 -
1,000 -
0 -
* Celanese management estimates, based on unaudited similar information of predecessor company
** Excludes Other Activities segment; adjusted to reflect the change in accounting method for Ibn Sina
Specialty Materials: 2001 - 2013 CAGR: >12%
1,500 -
2,000 -
Modest earnings
volatility
Relatively higher
margins
Sustained
earnings growth
of 10 - 15%
High capital
return

2009*
2010E
2011E
Geographic Growth
Innovation
Productivity
Economic Growth
2013E EBITDA

Continued generation
& deployment of cash
Improved earnings
power
Accelerated topline
growth
Earnings power of advantaged portfolio
Operating EBITDA
$857 million
Multiple strategic levers accelerate earnings growth
+>$260
million
+~$150
million
$1,600- $1,800
million
CE Specific:
70% of 2011 to 2013
Earnings Improvement
* Adjusted to reflect the change in accounting method for Ibn Sina; includes Other Activities segment

Portfolio
► Create shareholder value through
 synergistic acquisition
► Portfolio transformation reducing
 earnings volatility
Innovation
Value creation levers drive increased earnings
Productivity
► Value-added products drive
 margin expansion
► Access to new application space
 supports accelerated growth
Geographic Growth
► Emerging-region leadership drives
 accelerated growth
► Participation in > GDP growth
 industries in developed
 economies supports enhanced
 position
► Deliver cost improvements
 2x fixed cost inflation
► Track record of execution
► Strengthens operating leverage
Increasing the earnings power of the portfolio to $1.6 - $1.8 billion

7
Diversified end-uses capture economic AND
geographic growth
Note: Celanese management estimates of end-uses and geographic revenue based on Celanese 2009 net sales - includes strategic affiliates' proportional revenue
Other
8%
Construction
3%
Paints &
Coatings
13%
Consumer &
Medical
Applications
12%
Consumer
& Industrial
Adhesives
9%
Textiles
5%
Food &
Beverage
4%
Chemical
Additives
3%
Paper &
Packaging
3%
Industrial
Performance
Applications
7%
Consolidated Revenue by Region (USD)
Americas
25%
EU
36%
AOC
21%
China
18%

Celanese

600%
500%
400%
300%
200%
100%
0%
% of 2007 Asia revenue
2007
2008
2009
2010E
2011E
2012E
2013E
China
Asia Outside China (AOC)

IS: Nanjing expansion supports vinyl system
growth
► Vinyl system leadership
 • Focus on product technology
 differentiation
 • Partner with leading Western and
 Chinese companies
► 2008 Nanjing I
 • Achieved a leading position in China for
 key segments
 • Sales growth 18 months ahead of plan
 • Developed business in other emerging
 regions
► 2011 Nanjing II
 • Announced doubling of Nanjing VAE
 capacity in October 2009
 • Startup expected mid-2011
Expanding vinyl technology into emerging markets
Source: Celanese management estimates
Asia Growth
Nanjing II VAE
startup
Nanjing I VAE
startup
Celanese Emulsion Asia Revenue

Celanese

80
70
60
50
40
30
20
10
0
($ in millions)
2004
2005
2006
2007
2008
2009
2010

- Expansions lead to growth in earnings and

CS: China position continues to strengthen
portfolio
Acetate Dividends
► Dec 2009 - Announced
 Memorandum of understanding for next phase
 of China expansion
► April 2010 - Approved
 Memorandum of understanding NDRC
 approval
Zhuhai Cellulose Fibers Co., Ltd.
Kunming Cellulose Fibers Co., Ltd
Nantong Cellulose Fibers Co., Ltd
Dividend
Reinvestmen
t
Strong Partnership for Future Growth
Expansion project approved with current China partner

Portfolio
► Create shareholder value through
 synergistic acquisition
► Portfolio transformation reducing
 earnings volatility
Innovation
Value creation levers drive increased earnings
Productivity
► Value-added products drive
 margin expansion
► Access to new application space
 supports accelerated growth
Geographic Growth
► Emerging-region leadership drives
 accelerated growth
► Participation in > GDP growth
 industries in developed
 economies supports enhanced
 position
► Deliver cost improvements
 2x fixed cost inflation
► Track record of execution
► Strengthens operating leverage
Increasing the earnings power of the portfolio to $1.6 - $1.8 billion

Celanese

Relative pounds per vehicle
150%
115%
80%
2005
2009

Relative variable margin per vehicle
150%
115%
80%
2005
2009

Ticona Polymers Weight per Vehicle
AEM: Application development with key
customers drives increasing value per vehicle
Ticona Polymers Value per Vehicle
Strong history of translating applications into value
2005 - 2009 CAGR: 5%
2005 - 2009 CAGR: >9%
Fuel Efficiency
Electrical Systems
Key Global Automotive Trends
Safety Systems
Source: Celanese management estimates

Celanese

$ per ton
2011E
Demand

Acetic Acid Technology Advantage*

100%
50%
0%
Variable Cost ($/t)

VAM Technology Advantage*

100%
50%
0%
Variable Cost ($/t)

AI: Attractive technology driven cost curve
fueled by sustainable process innovation
By-Product
Avg Other Leading
Technology
Ethylene
Highest Cost
China MeOH
Ethanol
Effective Industry Utilization Rates
Lower Cost
China MeOH
Pricing for CE to
earn >15%
EBITDA
75 - 80%
2011E Acetic Acid Cost Curve*
Avg Non-China
MeOH Carbonylation
Average Celanese
Additional
advantage
achievable
Minimum
15%
advantage
exists
today
Disadvantaged
Technology
Lowest
Cost Local
China
Celanese
Celanese
Near Term
► $10 per ton of variable cost reduction
 = $30 million of Operating EBITDA improvement
Continued technology enhancement contributes to earnings growth
► $15 per ton of variable cost reduction
 = $20 million of Operating EBITDA improvement
Disadvantaged
Technology
Celanese
Celanese
Near Term
* Source: Celanese management estimates, available public information; based on recent raw material costs

	Prevailing Ethanol Technology	Celanese Ethanol Technology
Technology	Undifferentiated fermentation processes	Proprietary and breakthrough technology leveraging Celanese industry- leading acetyl platform
Feedstock	Corn, cassava, sugarcane, and other carbohydrates
Growth	Economically constrained in target regions	High growth potential
Energy Balance	Low returns from energy inputs	High returns from energy invested
AI: Paradigm shift in proprietary cost
advantaged ethanol technology
Significant
Revenue
Opportunity
Sustained
Earnings
Growth
High Operating
Margins
Attractive
Capital Returns

Celanese

ROW
~10%
US
~14%
China
~48%
Brazil
~13%
West
Europe
~14%

4,000
3,000
2,000
1,000
0
Ethanol Demand (kt)
~(8-10%)/yr
2010E
2015E

AI: Innovation creates opportunity for growth
with increasing demand for industrial ethanol
Significant, and growing, demand in China
(paints, coatings, inks, and pharmaceuticals)
Source: Celanese management estimates, SRI Consulting, GAIN report
Fuel
~40-50 mmT
~5-6 mmT
Industrial
Global Ethanol Demand
Industrial vs. Fuel
Industrial Ethanol
Demand by Region
Chinese Industrial Ethanol
Opportunity

Celanese

140
120
100
80
60
40
MM ton per annum
2010E
2015E
2020E

Example - China Fuel Ethanol
Potential extension of our technology breakthrough to fuel segment
AI: Exploring fuel ethanol opportunities in
commercially supportive regions
Source: Celanese management estimates, Purvin & Gertz, Inc.
~10MM
~10MM
~15MM
~15MM
Current fuel
ethanol
Current fuel
ethanol
~1.6MM
~1.6MM
Gasoline Demand
Gasoline Demand
Government Targeted
Fuel Ethanol Blending
Government Targeted
Fuel Ethanol Blending
► Have desire to reduce
 dependence on imported
 energy
► Have access to economically
 attractive hydrocarbons
► Have policies which promote
 “technology and feedstock
 neutrality”
Focus on Regions with Favorable
Commercial Environment

Portfolio
► Create shareholder value through
 synergistic acquisition
► Portfolio transformation reducing
 earnings volatility
Innovation
Value creation levers drive increased earnings
Productivity
► Value-added products drive
 margin expansion
► Access to new application space
 supports accelerated growth
Geographic Growth
► Emerging-region leadership drives
 accelerated growth
► Participation in > GDP growth
 industries in developed
 economies supports enhanced
 position
► Deliver cost improvements
 2x fixed cost inflation
► Track record of execution
► Strengthens operating leverage
Increasing the earnings power of the portfolio to $1.6 - $1.8 billion

2.20
2.00
1.80
1.60
1.40
1.20
1.00
($ in billions)
2.05
1.60
1.45
1.35
(6%)/yr
(8%)/yr
2004
2008
2009
2010E

($ in millions)

Consistently delivering productivity over
fixed cost inflation
1) Fixed costs exclude energy, fixed distribution and depreciation; FX adjusted; 2004 is pro forma of current portfolio based on Celanese management estimates
2) Assumes stable currency and raw material pricing
Fixed Costs1
Spending2
Productivity
Inflation
2011E
2012E
2013E
Thereafter
Base
2011-2013 productivity
net of inflation
$120 - $180
► Process technology improvements
 • Catalyst / yield
 • Digitization
► Energy reduction
 • Multi-year initiative
 • Critical to meeting
 sustainability goals
► Strategic programs
 • Raw materials
► Business process excellence
 • Six Sigma
 • Lean manufacturing

Portfolio
► Create shareholder value through
 synergistic acquisition
► Portfolio transformation reducing
 earnings volatility
Innovation
Value creation levers drive increased earnings
Productivity
► Value-added products drive
 margin expansion
► Access to new application space
 supports accelerated growth
Geographic Growth
► Emerging-region leadership drives
 accelerated growth
► Participation in > GDP growth
 industries in developed
 economies supports enhanced
 position
► Deliver cost improvements
 2x fixed cost inflation
► Track record of execution
► Strengthens operating leverage
Increasing the earnings power of the portfolio to $1.6 - $1.8 billion

FACT LFT
Acquisition
Recent portfolio enhancements build on
advantaged specialty materials
► Expands
 customer/application
 space
► Enables manufacturing
 footprint optimization
► Adds technology
 capabilities
► Extends current
 relationship and
 advantaged raw
 material position
► Increases economic
 participation
► Supports future growth
Increasing the earnings power of the business through
effective cash deployment
Advanced Engineered Materials
Ibn Sina POM
Expansion
► Builds on leading
 technology platform
► Increases presence in
 high growth regions
► Provides access to
 new customers and
 application space
DuPont LCP and PCT
Acquisition

250
200
150
100
50
0
($ in millions)
2005
2006
2007
2008
2009**
2010E

250
200
150
100
50
0
($ in millions)
2005
2006
2007
2008
2009
2010E

Economic value of our strategic affiliates
Significant earnings AND cash contributions
Cash from Strategic Affiliates
* Due to lack of historical data, this table excludes the results of Ibn Sina as an equity investment.
** Excludes a one-time tax adjustment of $19 million.
Acetate
Ibn Sina
Other Equity Affiliates
Earnings from Equity Affiliates
Included in Operating EBITDA
Earnings and Proportional EBITDA of Affiliates*
Proportional EBITDA in Excess of Equity Earnings
NOT Included in Operating EBITDA
>$100 million annual EBITDA
in affiliates not reflected in
CE Operating EBITDA

2011E Cash Flow Expectation (off EBITDA Base)
Cash Taxes	$120 - $140
Capital Expenditures	$300 - $350
Reserve/Other	$100 - $120
Net Interest	$220 - $230
Pension	$120 - $140
Working Capital	$30 - $50
Adjusted Cash Outflows*	$890 - $1,030
► Capital expenditures expected to be at the high end of historical range, including ~ $200 million of growth capital
► Pension contributions consistent with expected funding requirements
► Dividend, debt service, and share repurchase ~ $100-$130 million
► Expect approximately $100 million net cash outflow for Kelsterbach relocation in
 2011, including capital expenditures and project expense
Strong cash generation continues
throughout economic cycle
Available Cash
Cash (as of 9/30/2010)	$884
Operating Cash	~($100 - $200)
Cash Available for Strategic Purposes	~$700
$ in millions
$ in millions
* Excludes Ticona Kelsterbach relocation cash flows

Strategic Cash
Longer-term
++
$200
+
+
Stock Repurchase

Debt Repayment
Strategic uses of cash
($ in Millions)
Comments
► Priority use of cash - strategic
 growth opportunities, M&A, and
 strategic reserve replenishment
► Debt paydown next largest use of
 cash
► Modest annual increases in
 dividends
► Flexible use of cash for
 opportunistic share repurchase
 • Share repurchase offsetting equity
 compensation dilution
 • Move towards industry norm
+
+
+
$30 / yr
Current Level —
Dividends
++
$20-30 / yr
Opportunistic (migrate towards peers) —
Current Level —
Strategic Opportunities
Reserve
 $500 - $1,000
Future Cash
Generation
Pro Forma
9/30/2010*
Excess Cash
Approx. $700
* Ending cash on 9/30/2010 of $884 million less $100-$200 million of operating cash.

Celanese

- 2x to 3x GDP revenue growth
- Strong earnings conversion
- Robust technology-rich pipeline

- Continued earnings growth
- Closure of Spondon flake and tow
- Strong operating margins

- Nanjing VAE capacity expansion
- Higher margin new products
- High growth EVA applications

- Growth in Asia
- Process innovation and productivity
- Sustained acid margins

~ $150 million Operating EBITDA improvement

Represents ~ $0.60 per share in 2011 earnings improvement
Increasingly advantaged portfolio drives
2011 earnings improvement
Advanced
Engineered
Materials
Consumer
Specialties
Industrial
Specialties
Acetyl
Intermediates

Celanese growth opportunities represent an
attractive investment for shareholders
► Technology-focused; specialty materials
► Strategic affiliates: Add to attractive portfolio
Leading portfolio with
strategic affiliates
► Significant mid-term earnings growth
 opportunities
► Celanese-specific value growth levers
Strong earnings
growth
► Increasingly confident in strategic objective of
 $1.6 to $1.8 billion mid-term operating EBITDA
► Cash deployment opportunities add to value
 creation
Significant value
opportunity for
investors

Celanese Corporation
APPENDIX

Confident in short-term earnings growth
2010
2009*
Geographic
Growth
Innovation
Portfolio
Productivity
Economic
Growth
YOY Improvement
+>$260 million operating EBITDA
+>$1.51 Adjusted EPS
Operating
EBITDA
$857 million
Adjusted EPS
$1.75
• Continued strength in emerging economies
• Nanjing expansion supports further growth
• Commercialization of new Ticona polymer
 technology
• Emulsions low VOC products
• Acquired FACT’s LFT business
• Acquired DuPont’s LCP/PCT businesses
• Economic recovery off low 2009 base
• Accelerated pace of recovery in 2010
• Manufacturing optimization
• Energy reduction
• SG&A process improvements
Low
High
In-Year Impact
* Adjusted to reflect the change in accounting method for Ibn Sina

Geographic
Growth
Innovation
Portfolio
Productivity
Economic
Growth
Confident in short-term earnings growth
YOY Improvement
+ ~$150 million operating EBITDA
+ ~$0.60 Adjusted EPS
YOY Improvement
+>$260 million operating EBITDA
+>$1.51 Adjusted EPS
Low
High
In-Year Impact
• Continued growth in emerging economies
• New VAE unit in China
• IS and AEM innovation pipeline
• AI process innovation
• Further manufacturing optimization
• Energy reduction
• Acquisition synergies
• Additional deployment of cash
• Continue gradual economic recovery
Operating
EBITDA
$857 million
Adjusted EPS
$1.75
2010
2011
2009*
* Adjusted to reflect the change in accounting method for Ibn Sina

Celanese

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$600
$2,719
2010
2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$509
$600
$1,410
$600
2010
2011
2012
2013
2014
2015
2016
2017
2018
Thereafter

$250
$200
$150
$100
$50
$218
$230
$199
~$205
~$225
~$180
2007
2008
2009
2010E
2011E
2012E

- Staggered maturities
- Maintained revolver availability

- Net interest in 2011 approximately $225 million

Impact on Interest Cost
Debt maturities and interest cost
Net Interest Cost
($mm)
($mm)
► Minimal effect in 2010
► Significant decrease in 2012 as
 fixed LIBOR declines sharply
Existing Term Loan
Extended Term Loan
New Senior Unsecured Notes
Revolver Capacity
After Transaction
Before Transaction
► Maintained flexibility
($mm)
($mm)
($mm)
($mm)
Note: Does not reflect maturities of capital leases, industrial revenue bonds, other bank obligations, or affiliate borrowings. Excludes impact of amortization of deferred financing costs.
 LIBOR assumptions for 2010 [0.46%], 2011 [0.64%], and 2012 [1.27%]
Benefits

Reg G: Segment data and reconciliation of operating profit (loss) to operating EBITDA - a non-U.S. GAAP measure (table 1) - unaudited

Celanese

(in $ millions)	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009 As Adjusted	Year Ended December 31, 2009 As Adjusted	Twelve Months Ended September 30, 2010
Net Sales				
Advanced Engineered Materials	835	569	808	1,074
Consumer Specialties	817	817	1,084	1,084
Industrial Specialties	787	745	974	1,016
Acetyl Intermediates	2,283	1,860	2,603	3,026
Other Activities [1]	1	1	2	2
Intersegment eliminations	(312)	(298)	(389)	(403)
Total	**4,411**	**3,694**	**5,082**	**5,799**
Operating Profit (Loss)				
Advanced Engineered Materials	151	4	38	185
Consumer Specialties	105	184	231	152
Industrial Specialties	78	73	89	94
Acetyl Intermediates	149	20	92	221
Other Activities [1]	(120)	(100)	(160)	(180)
Total	**363**	**181**	**290**	**472**
Other Charges and Other Adjustments[2]				
Advanced Engineered Materials	(22)	3	-	(25)
Consumer Specialties	84	6	10	88
Industrial Specialties	(25)	(18)	(26)	(33)
Acetyl Intermediates	56	96	103	63
Other Activities [1]	6	13	30	23
Total	**99**	**100**	**117**	**116**
Depreciation and Amortization Expense[3]				
Advanced Engineered Materials	53	53	72	72
Consumer Specialties	28	37	50	41
Industrial Specialties	31	35	46	42
Acetyl Intermediates	72	82	111	101
Other Activities [1]	9	9	11	11
Total	**193**	**216**	**290**	**267**
Equity Earnings, Cost - Dividend Income and Other Income (Expense)				
Advanced Engineered Materials	113	58	76	131
Consumer Specialties	74	56	57	75
Industrial Specialties	-	-	-	-
Acetyl Intermediates	7	6	9	10
Other Activities [1]	11	12	18	17
Total	**205**	**132**	**160**	**233**
Operating EBITDA				
Advanced Engineered Materials	295	118	186	363
Consumer Specialties	291	283	348	356
Industrial Specialties	84	90	109	103
Acetyl Intermediates	284	204	315	395
Other Activities [1]	(94)	(66)	(101)	(129)
Total	**860**	**629**	**857**	**1,088**

[1] Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

[2] See table 3 for details.

[3] Excludes accelerated depreciation and amortization associated with plant closures included in Other Charges and Other Adjustments above. See table 2 for details.

Celanese

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009 As Adjusted	Year Ended December 31, 2009 As Adjusted	Twelve Months Ended September 30, 2010
	(in $ millions)			
Net earnings (loss)	319	492	498	325
(Earnings) loss from discontinued operations	4	-	(4)	-
Interest (income)	(2)	(7)	(8)	(3)
Interest expense	146	156	207	197
Refinancing expense	16	-	-	16
Income tax provision (benefit)	85	(328)	(243)	170
Depreciation and amortization expense[2]	193	216	290	267
Other charges (gains), net[1]	47	123	136	60
Other adjustments[1]	52	(23)	(19)	56
Operating EBITDA	**860**	**629**	**857**	**1,088**

1 See Table 3 for details

2 Excludes accelerated depreciation and amortization associated with plant closures as detailed in the table below and included in Other adjustments above.

	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009	Year Ended December 31, 2009	Twelve Months Ended September 30, 2010
	(in $ millions)			
Advanced Engineered Materials	4	-	1	5
Consumer Specialties	1	-	-	1
Industrial Specialties	-	6	5	(1)
Acetyl Intermediates	20	11	12	21
Other Activities[3]	1	-	-	1
Accelerated depreciation and amortization	**26**	**17**	**18**	**27**
Depreciation and amortization expense[2]	193	216	290	267
Total depreciation and amortization	**219**	**233**	**308**	**294**

3 Other Activities primarily includes corporate selling, general and administrative expenses and the results from captive insurance companies.

Reg G: Reconciliation of consolidated operating
EBITDA to net earnings (loss) - (table 2) - unaudited

Celanese

Other Charges:

(in $ millions)	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009	Year Ended December 31, 2009	Twelve Months Ended September, 30 2010
Employee termination benefits	26	94	105	37
Plant/office closures	4	20	17	1
Ticona Kelsterbach plant relocation	17	10	16	23
Plumbing actions	(40)	(3)	(10)	(47)
Asset impairments	73	8	14	79
Insurance recoveries	(18)	(6)	(6)	(18)
Resolution of commercial disputes	(15)	-	-	(15)
Total	**47**	**123**	**136**	**60**

Other Adjustments: [1]

(in $ millions)	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009	Year Ended December 31, 2009	Twelve Months Ended September, 30 2010	Income Statement Classification
Business optimization	10	3	7	14	SG&A
Ticona Kelsterbach plant relocation	(7)	3	-	(10)	Cost of sales
Plant closures	12	16	25	21	Cost of sales / SG&A
Contract termination	22	-	-	22	Cost of sales
Gain on sale of building	(14)	-	-	(14)	(Gain) loss on disposition
Gain on sale of PVOH business	-	(34)	(34)	-	(Gain) loss on disposition
Write-off of other productive assets	17	-	-	17	Cost of sales
Other[2]	12	(11)	(17)	6	Various
Total	**52**	**(23)**	**(19)**	**56**	
Total other charges and other adjustments	**99**	**100**	**117**	**116**	

[1] These items are included in net earnings but not included in other charges.

[2] The year ended December 31 2009 and the nine months ended September 30, 2009 includes a one-time adjustment to Equity in net earnings (loss) of affiliates of $ 19 million.

Reg G: Reconciliation of other charges and other
adjustments (table 3) - unaudited

Reg G: Equity affiliate preliminary results - Total - (table 4) - unaudited

Celanese

(in $ millions)	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009 As Adjusted	Year Ended December 31, 2009 As Adjusted	Twelve Months Ended September, 30 2010
Net Sales				
Ticona Affiliates - Asia[1]	**1,143**	761	1,105	1,487
Ticona Affiliates - Middle East[2]	**718**	427	630	921
Infraserv Affiliates[3]	**1,491**	1,544	2,186	2,133
Total	**3,352**	**2,732**	**3,921**	**4,541**
Operating Profit				
Ticona Affiliates - Asia[1]	**179**	35	58	202
Ticona Affiliates - Middle East[2]	**316**	166	253	403
Infraserv Affiliates[3]	**70**	87	103	86
Total	**565**	**288**	**414**	**691**
Depreciation and Amortization				
Ticona Affiliates - Asia[1]	**63**	66	87	84
Ticona Affiliates - Middle East[2]	**25**	20	31	36
Infraserv Affiliates[3]	**75**	75	103	103
Total	**163**	**161**	**221**	**223**
Affiliate EBITDA[4]				
Ticona Affiliates - Asia[1]	**242**	101	145	286
Ticona Affiliates - Middle East[2]	**341**	186	284	439
Infraserv Affiliates[3]	**145**	162	206	189
Total	**728**	**449**	**635**	**914**
Net Income				
Ticona Affiliates - Asia[1]	**107**	15	15	107
Ticona Affiliates - Middle East[2]	**283**	146	222	359
Infraserv Affiliates[3]	**55**	61	72	66
Total	**445**	**222**	**309**	**532**
Net Debt				
Ticona Affiliates - Asia[1]	**90**	212	131	90
Ticona Affiliates - Middle East[2]	**(68)**	(50)	(39)	(68)
Infraserv Affiliates[3]	**261**	499	491	261
Total	**283**	**661**	**583**	**283**

[1] Ticona Affiliates - Asia accounted for using the equity method includes Polyplastics (45%), Korean Engineering Plastics (50%), Fortron Industries (50%), Una SA (50%).
[2] Ticona Affiliates - Middle East accounted for using the equity method includes National Methanol Company (IBN Sina) (25%).
[3] Infraserv Affiliates accounted for using the equity method includes Infraserv Hoechst (32%), Infraserv Gendorf (39%) and Infraserv Knapsack (27%).
[4] Affiliate EBITDA, a non-U.S. GAAP measure, is the sum of Operating Profit and Depreciation and Amortization.

Reg G: Equity affiliate preliminary results - Celanese proportional share (table 5) - unaudited

Celanese

(in $ millions)	Nine Months Ended September 30, 2010	Nine Months Ended September 30, 2009 As adjusted	Year Ended December 31, 2009 As adjusted	Twelve Months Ended September, 30 2010
Proportional Net Sales				
Ticona Affiliates - Asia[1]	528	351	510	687
Ticona Affiliates - Middle East[2]	180	107	158	231
Infraserv Affiliates[3]	489	497	707	699
Total	1,197	955	1,375	1,617
Proportional Operating Profit				
Ticona Affiliates - Asia[1]	83	17	28	94
Ticona Affiliates - Middle East[2]	79	41	63	101
Infraserv Affiliates[3]	22	27	33	28
Total	184	85	124	223
Proportional Depreciation and Amortization				
Ticona Affiliates - Asia[1]	29	30	40	39
Ticona Affiliates - Middle East[2]	6	5	8	9
Infraserv Affiliates[3]	25	24	33	34
Total	60	59	81	82
Proportional Affiliate EBITDA[4]				
Ticona Affiliates - Asia[1]	112	47	68	133
Ticona Affiliates - Middle East[2]	85	46	71	110
Infraserv Affiliates[3]	47	51	66	62
Total	244	144	205	305
Equity in net earnings of affiliates (as reported on the Income Statement)				
Ticona Affiliates - Asia[1, 7]	50	7	7	50
Ticona Affiliates - Middle East[2]	64	33	51	82
Infraserv Affiliates[3]	17	18	22	21
Total	131	58	80	153
Proportional Affiliate EBITDA in excess of Equity in net earnings of affiliates[6]				
Ticona Affiliates - Asia[1]	62	40	61	83
Ticona Affiliates - Middle East[2]	21	13	20	28
Infraserv Affiliates[3]	30	33	44	41
Total	113	86	125	152
Proportional Net Debt				
Ticona Affiliates - Asia[1]	40	95	58	40
Ticona Affiliates - Middle East[2]	(17)	(13)	(10)	(17)
Infraserv Affiliates[3]	87	163	162	87
Total	110	245	210	110

[1] Ticona Affiliates - Asia accounted for using the equity method includes Polyplastics (45%), Korean Engineering Plastics (50%), Fortron Industries (50%), Una SA (50%).

[2] Ticona Affiliates - Middle East accounted for using the equity method includes National Methanol Company (IBN Sina) (25%).

[3] Infraserv Affiliates accounted for using the equity method includes Infraserv Hoechst (32%), Infraserv Gendorf (39%) and Infraserv Knapsack (27%).

[4] Affiliate EBITDA, a non-U.S. GAAP measure, is the sum of Operating Profit and Depreciation and Amortization.

[5] Calculated by multiplying each affiliate's total share amount by Celanese's respective ownership percentage, netted by reporting category.

[6] Calculated as Affiliate EBITDA less Equity in net earnings of affiliates; not included in Celanese operating EBITDA.

[7] The year ended December 31, 2009 and the nine months ended September 30, 2009 excludes a one-time tax adjustment to Equity in net earnings of affiliates of $19 million.

Total Celanese ($ in millions)	2005*	2006	2007	2008	2009
Affiliate Operating Profit	228	231	275	231	161
Affiliate Depreciation & Amortization	154	132	143	182	190
Affiliate EBITDA	382	363	418	413	351
Celanese proportional share in Affiliate EBITDA	159	149	174	164	134
GAAP Equity in net earnings of affiliates	51	76	82	54	29 **
Affiliate EBITDA in excess of Equity in net earnings of affiliates	**108**	**73**	**92**	**110**	**105**
Cash from Equity Affiliates	**65**	**109**	**57**	**64**	**37**

* Unaudited estimates

** Excludes a one-time tax adjustment of $19 million.

Note: Due to lack of historical data, this table excludes the results of Ibn Sina as an equity investment
See Tables 4 and 5

Reg G: Proportional EBITDA in affiliates above
earnings from equity investments (table 6) - unaudited

Celanese

(in $ millions, except per share data)	Year Ended December 31, 2009	
	As Adjusted	
		per share
Earnings (loss) from continuing operations	**494**	**3.37**
Deduct Income tax (provision) benefit	**243**	
Earnings (loss) from continuing operations before tax	**251**	
Other charges and other adjustments [1]	**117**	
Adjusted earnings (loss) from continuing operations before tax	**368**	
Income tax (provision) benefit on adjusted earnings [2]	**(93)**	
Less: Noncontrolling interests	**-**	
Adjusted earnings (loss) from continuing operations	**275**	**1.75**

Diluted shares (in millions) [3]	
Weighted average shares outstanding	**143.7**
Assumed conversion of preferred stock	**12.1**
Dilutive restricted stock units	**0.2**
Dilutive stock options	**1.1**
Total diluted shares	**157.1**

[1] See Table 3 for details.

[2] The adjusted effective tax rate for the six months ended December 31, 2009 is 23%. The adjusted effective tax rate for the six months ended June 30, 2009 is 29%.

[3] Potentially dilutive shares are included in the adjusted earnings per share calculation when adjusted earnings are positive.

Reg G: Adjusted earnings (Loss) per share -
reconciliation of a non-U.S. GAAP measure